UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2006

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Employment Agreement

On March 27, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of EarthLink, Inc. (“EarthLink”) amended and restated the Employment Agreement between EarthLink and Charles G. Betty, Chief Executive Officer and President of EarthLink (the “Employment Agreement”), to provide for the bonus calculation to be based on a percentage of Eligible Earnings (as defined in the Employment Agreement) rather than base salary. In addition, Mr. Betty’s Employment Agreement was amended and restated in order to comply with the deferred compensation rules of Internal Revenue Code Section 409A. In this regard, the Employment Agreement provides for (i) a payment of severance in biweekly installments at Mr. Betty’s normal biweekly base salary rate upon termination before a change of control and (ii) a payment of severance in biweekly installments at Mr. Betty’s normal biweekly base salary rate until March 15 of the year following the year in which Mr. Betty terminates employment, at which time all remaining unpaid severance will be paid in a lump sum, upon termination on and after a change of control or upon death or disability.

A copy of Mr. Betty’s Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1.

Bonus Plan

On March 27, 2006, the Compensation Committee also established the target bonus opportunity for 2006 for Mr. Betty at 75% of his eligible earnings.

Amounts paid to each executive pursuant to EarthLink’s executive officer bonus plan, if any, shall be determined by multiplying the following:  (i) the executive’s eligible earnings, (ii) the executive’s target bonus opportunity, (iii) the EarthLink performance factor, which is based on EarthLink’s achievement of various operational and financial targets (the “EarthLink Performance Factor”) and (iv) the executive’s individual performance factor.

As disclosed in EarthLink’s Report on Form 8-K dated February 17, 2006, the executive officer bonus plan previously adopted by the Compensation Committee provides for an EarthLink Performance Factor of threshold (50%), target (100%) and maximum (150%) bonus payouts tied to EarthLink’s performance in 2006 in the areas of consolidated revenues and earnings before interest and taxes of its core access services as well as the performance of EarthLink’s growth initiatives. Consequently, the EarthLink Performance Factor may range from 0% to 150% depending on EarthLink’s performance.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement for Charles G. Betty, amended and restated on March 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

	By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: March 30, 2006

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement for Charles G. Betty, amended and restated on March 27, 2006.